FORM OF MONTHLY CERTIFICATEHOLDER'S STATEMENT

                       FIRST NORTH AMERICAN NATIONAL BANK

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                      CIRCUIT CITY CREDIT CARD MASTER TRUST
                                  Series 2003-2

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Pursuant to the Amended and  Restated  Master  Pooling and  Servicing  Agreement
dated as of December 31, 2001 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 2003-2 Supplement, dated as of April 25, 2003 (the "Supplement" and, together with the Pooling and Servicing Agreement, the "Agreement"), each between Tyler International Funding, Inc., as Transferor, First North American National Bank, as Servicer, and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Due Period is set forth below:


Due Period Ending                                            November 30, 2003
Determination Date                                           December 8, 2003
Distribution Date                                            December 15, 2003

                                                                  -------
                                                                  -------
Class A and Class B Accumulation Period ("Y" or "N")?               N
                                                                  -------
                                                                  -------
Early Amortization Period ("Y" or "N")?                             N
                                                                  -------
                                                                  -------
Sharing Principal Collections with another Series ("Y" or "N")?     N
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

MASTER TRUST INFORMATION

Receivables

1.        The aggregate amount of Eligible Receivables as of the end of
          the last day of the relevant Due Period                                                      $ 1,735,819,036.32

2.        The aggregate amount of Principal Receivables as of the end of the last day of the relevant Due Period
          (not including reduction for Discount Option Receivables)                                    $ 1,694,965,352.26

3.        The aggregate amount of Principal Receivables net of defaults as of the end of the last day of the relevant Due Period
          (including reduction for Discount Option Receivables)                                        $ 1,667,093,233.94

4.        The aggregate amount of Finance Charge Receivables as of
          the end of the last day of the relevant Due Period
          (not including increase for Discount Option Receivables)                                     $    40,853,684.06

5.        The aggregate amount of Finance Charge Receivables as of
          the end of the last day of the relevant Due Period
          (including increase for Discount Option Receivables)                                         $    68,725,802.38

6.        The aggregate amount of Discount Option Receivables as of
                                                                                                       ------------------
                                                                                                       ------------------
          the end of the last day of the relevant Due Period                                           $    27,872,118.32
                                                                                                       ------------------
                                                                                                       ------------------

7.        The Transferor Amount as of the end of the last day of the
          relevant Due Period                                                                          $    57,663,233.94

8.        The Minimum Transferor Amount as of the end of the last
          day of the relevant Due Period                                                               $             0.00

9.        The Excess Funding Account Balance as of the end of the
          last day of the relevant Due Period                                                          $             0.00

10.       The aggregate principal balance of Receivables determined to be
          Receivables of Defaulted Accounts for the relevant Due Period                                $    11,751,921.69

11.       The aggregate amount of Recoveries for the relevant Due Period                               $     1,519,916.60

12.       The Default Amount for the relevant Due Period                                               $    10,232,005.09

Collections

13.       The aggregate amount of Collections of Principal Receivables for the relevant Due Period
                     a.)  Collection of Principal Receivables:                                         $   159,315,970.99
                     b.)  Discount Receivable Collections:                                             $    (2,551,623.26)
                                                                                                       ------------------
                                                                                                       ------------------
                     c.) Total Principal Receivable Collections:                                           156,764,347.73

14.       a) Collections of Finance Charge Receivables for the
              relevant Due Period
                     a.)  Collection of Finance Charge Receivables                                     $    20,446,815.42
                     b.)  Interchange Amount                                                           $       745,203.41
                     c.)  Discount Receivable Collections                                              $     2,551,623.26
                                                                                                       ------------------
                                                                                                       ------------------
                     d.)  Total Finance Charge Receivable Collections                                  $    23,743,642.09

15.       The aggregate amount of interest earnings (net of losses
          and investment expenses) on the Excess Funding
          Account for the relevant Due Period                                                          $             0.00

16.       The aggregate amount of Collections processed for the relevant
          Due Period (sum of lines 11+13+14+15)                                                        $   182,027,906.42

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17.       The average Discount Percentage for the relevant Due Period                                  %            2.00%
                                                                                                       ------------------
                                                                                                       ------------------

Invested Amounts

18.       The Series 1998-2 Invested Amounts as of the end of the last day of the relevant Due Period
                            a.  Class A                                                                $   384,000,000.00
                            b.  Class B                                                                $   130,000,000.00
                                                                                                       ------------------
                                                                                                       ------------------
                            c.  Total Invested Amount (sum of a - b)                                   $   514,000,000.00

19.       The Series 2002-1 Invested Amounts as of the end of the last day of the relevant Due Period
                            a.  Class A                                                                $   217,500,000.00
                            b.  Class B                                                                $    34,500,000.00
                            c.  Collateralized Trust Obligation                                        $    28,500,000.00
                            d.  Class D                                                                $    16,500,000.00
                            e.  Class E                                                                $     3,000,000.00
                                                                                                       ------------------
                                                                                                       ------------------
                            f.  Total Invested Amount (sum of a - e)                                   $   300,000,000.00

20.       The Series 2003-1 Invested Amounts as of the end of the last day of the relevant Due Period
                            a.  Class A                                                                $   258,500,000.00
                            b.  Class B                                                                $    36,930,000.00
                                                                                                       ------------------
                                                                                                       ------------------
                            c.  Total Invested Amount (sum of a - b)                                   $   295,430,000.00

21.       The Series 2003-2 Invested Amounts as of the end of the last day of the relevant Due Period
                            a.  Class A                                                                $   322,500,000.00
                            b.  Class B                                                                $    65,000,000.00
                            c.  Collateralized Trust Obligation                                        $    56,250,000.00
                            d.  Class D                                                                $    56,250,000.00
                                                                                                       ------------------
                                                                                                       ------------------
                            f.  Total Invested Amount (sum of a - d)                                   $   500,000,000.00

22.       The aggregate Invested Amount across all series of Investor
          Certificates outstanding as of the end of the last day of the
          relevant Due Period                                                                          $ 1,609,430,000.00

Investor Amounts

23.       The Series 1998-2 Investor Amounts as of the end of the last day of the relevant Due Period
                            a.  Class A                                                                $   384,000,000.00
                            b.  Class B                                                                $   130,000,000.00
                                                                                                       ------------------
                                                                                                       ------------------
                            c.  Total Investor Amount (sum of a - b)                                   $   514,000,000.00

24.       The Series 2000-2 Adjusted Invested Amounts as of the end of the last day of the relevant Due Period
                            a.  Class A                                                                $             0.00
                            b.  Class B                                                                $             0.00
                            c.  Collateralized Trust Obligation                                        $             0.00
                            d.  Class D                                                                $             0.00
                                                                                                       ------------------
                                                                                                       ------------------
                            e.  Total Adjusted Invested Amount (sum of a - d)                          $             0.00

25.       The Series 2002-1 Adjusted Invested Amounts as of the end of the last day of the relevant Due Period
                            a.  Class A                                                                $   217,500,000.00
                            b.  Class B                                                                $    34,500,000.00
                            c.  Collateralized Trust Obligation                                        $    28,500,000.00
                            d.  Class D                                                                $    16,500,000.00
                            e.  Class E                                                                $     3,000,000.00
                                                                                                       ------------------
                                                                                                       ------------------
                            f.  Total Adjusted Invested Amount (sum of a - e)                          $   300,000,000.00

26.       The Series 2003-1 Invested Amounts as of the end of the last day of the relevant Due Period
                            a.  Class A                                                                $   258,500,000.00
                            b.  Class B                                                                $    36,930,000.00
                                                                                                       ------------------
                                                                                                       ------------------
                            c.  Total Invested Amount (sum of a - b)                                   $   295,430,000.00

27.       The Series 2003-2 Adjusted Invested Amounts as of the end of the last day of the relevant Due Period
                            a.  Class A                                                                $   322,500,000.00
                            b.  Class B                                                                $    65,000,000.00
                            c.  Collateralized Trust Obligation                                        $    56,250,000.00
                            d.  Class D                                                                $    56,250,000.00
                                                                                                       ------------------
                                                                                                       ------------------
                            e.  Total Adjusted Invested Amount (sum of a - d)                          $   500,000,000.00

28.       The aggregate Investor Amount across all series of Investor
          Certificates outstanding as of the end of the last day of the
          relevant Due Period                                                                          $ 1,609,430,000.00

Series 2003-2 Allocation Percentages

29.       The Fixed Percentage with respect to the relevant
          Due Period
                            a.  Class A                                                                             0.00%
                            b.  Class B                                                                             0.00%
                            c.  Collateralized Trust Obligation                                                     0.00%
                            d.  Class D                                                                             0.00%
                                                                                                       ------------------
                                                                                                       ------------------
                            e.  Series 2003-2 Total                                                                 0.00%
                                                                                                       ------------------
                                                                                                       ------------------

30.       The Floating Percentage with respect to the relevant
          Due Period
                            a.  Class A                                                                            20.17%
                            b.  Class B                                                                             4.07%
                            c.  Collateralized Trust Obligation                                                     3.52%
                            d.  Class D                                                                             3.52%
                                                                                                       ------------------
                                                                                                       ------------------
                            e.  Series 2003-2 Total                                                                31.27%
                                                                                                       ------------------
                                                                                                       ------------------

Allocation of Collections

31.       The Series 2003-2 allocation of Collections of Principal
          Receivables for the relevant Due Period (line 31 times
          line 13)
                            a.  Class A                                                                $    31,617,457.42
                            b.  Class B                                                                $     6,372,510.80
                            c.  Collateralized Trust Obligation                                        $     5,514,672.81
                            d.  Class D                                                                $     5,514,672.81
                                                                                                       -------------------
                                                                                                       -------------------
                            e.  Series 2003-2 Total                                                    $    49,019,313.83
                                                                                                       -------------------
                                                                                                       -------------------

32.       The Series 2003-2 allocation of Collections of Finance
          Charge Receivables for the relevant Due Period (line 31
          times line 14)
                            a.  Class A                                                                $     4,788,803.09
                            b.  Class B                                                                $       965,185.12
                            c.  Collateralized Trust Obligation                                        $       835,256.35
                            d.  Class D                                                                $       835,256.35
                                                                                                       -------------------
                                                                                                       -------------------
                            e.  Series 2003-2 Total                                                    $     7,424,500.91
                                                                                                       -------------------
                                                                                                       -------------------

Portfolio Yield and Delinquencies

33.       The Portfolio Yield for the relevant Due Period (including
          Shared Excess Finance Charge Collections, if allocated)
          with respect to Series 2003-2                                                                %           10.17%

34.       The 3-month average Portfolio Yield for the three most recent
          Due Periods                                                                                  %           11.79%

35.       The Base Rate for the relevant Due Period                                                    %            4.79%

36.       The 3-month average Base Rate for the three most recent
          Due Periods                                                                                  %            4.77%

37.       Average Portfolio Yield less average Base Rate                                               %            7.02%

38.       The amount of Shared Excess Finance Charge Collections
          allocable to Series 2003-2 with respect to any Finance Charge
          Shortfall in such Series for the relevant Due Period                                         $             0.00

39. The aggregate outstanding balance of Receivables which were delinquent as of the end of the relevant Due Period:

                                                                                                       ------------------
                                                                                                       ------------------
                                 (a)     Delinquent 31 to 60 days                                      $    35,074,341.02
                                                                                                       ------------------
                                                                                                       ------------------
                                 (b)     Delinquent 61 to 90 days                                      $    23,338,744.09
                                                                                                       ------------------
                                                                                                       ------------------
                                 (c)     Delinquent 91 days or more                                    $    44,875,143.54
                                                                                                       ------------------
                                                                                                       ------------------

Determination of Monthly Interest

40.       Class A Monthly Interest:
                            a.  Class A Monthly Interest                                               $       388,791.67
                            b.  Funds allocated and available to pay Class A
                                 Monthly Interest for relevant Due Period (4.3a)                       $     7,424,500.91
                            c.  Class A Interest Shortfall (a less b)                                  $             0.00
                            d.  Class A Additional Interest                                            $             0.00

41.       Class B Monthly Interest:
                            a.  Class B Monthly Interest                                               $       183,011.11
                            b.  Funds allocated and available to pay Class B
                                 Monthly Interest for relevant Due Period (4.3b)                       $     4,033,969.28
                            c.  Class B Interest Shortfall (a less b)                                  $             0.00
                            d.  Class B Additional Interest                                            $             0.00

42.       CTO Monthly Interest
                            a.  CTO Monthly Interest                                                   $       224,000.00
                            b.  Funds allocated and available to pay CTO
                                 Monthly Interest for relevant Due Period                              $     3,644,441.22
                            c.  CTO Interest Shortfall (a less b)                                      $             0.00
                            d.  CTO Additional Interest                                                $             0.00

43.        Class D Monthly Interest:
                            a.  Class D Monthly Interest                                               $       289,625.00
                            b.  Funds allocated and available to pay
                                 Class D Monthly Interest for relevant Due Period                      $     2,606,806.10
                            c.  Class D Interest Shortfall (a less b)                                  $             0.00
                            d.  Class D Additional Interest                                            $             0.00

Accumulation Period

44.       Required Accumulation Factor Number                                                                       10.00
45.       Accumulation Period Factor                                                                                 2.15
46.       Accumulation Period Length                                                                                    5
47.       Accumulation Period Commencement Date                                                          November 1, 2005

Determination of Monthly Principal

48.       Class A Monthly Principal (pursuant to section 4.4a):
                         (X)Available Principal Collections                                            $    52,218,803.23
                         (Y)a.  Controlled Accumulation Amount                                         $             0.00
                            b.  Deficit Controlled Accumulation Amount                                 $             0.00
                            c.  Controlled Deposit Amount                                              $             0.00
                         (Z)a.  Class A Invested Amount as of the end of Due Period                    $   322,500,000.00
          Class A Monthly Principal (the least of x,y,z)                                               $             0.00

49.       Class B Monthly Principal (pursuant to section 4.4b)
          (distributable only after principal funding acct balance= O/S prin bal of Class A Cert.)
                         (X)a.  Available Principal - Class A Monthly Principal                        $    52,218,803.23
                         (Y)a.  Controlled Accumulation Amount                                         $             0.00
                            b.  Deficit Controlled Accumulation Amount                                 $             0.00
                            c.  Controlled Deposit Amount                                              $             0.00
                         (Z)a.  Class B Invested Amount as of the end of the Due Period                $    65,000,000.00
          Class B Monthly Principal (the least of x,y,z)                                               $             0.00

50.       CTO Monthly Principal (pursuant to section 4.4c)
                         (X)a.  Available Principal Collections - Class A Monthly
                                Principal and Class B Monthly Principal                                $    52,218,803.23
                         (Y)a.  Controlled Accumulation Amount                                         $             0.00
                            b.  Deficit Controlled Accumulation Amount                                 $             0.00
                            c.  Controlled Deposit Amount                                              $             0.00
                         (Z).a. CTO Invested Amount as of the end of the Due Period                    $    56,250,000.00
          CTO Monthly Principal (the least of x,y,z)                                                   $             0.00

51.       Class D Monthly Principal (pursuant to section 4.4d)
          (distributable only after CTO is paid in full)                                               $             0.00

Available Funds

52.       Class A Available Funds
                            a.  Class A Finance Charge allocation (line 33a)                           $     4,788,803.09
                            b.  The amount of Principal Funding Investment Proceeds and
                                 Reserve Account Investment Proceeds for such prior Due Period         $             0.00
                            c.  Any amount of Reserve Account withdrawn and
                                 included in Class A Available Funds (section 4.14d)                   $             0.00
                            d.  Class A Available Funds (sum a-d)                                      $     4,788,803.09

53.       Class B Available Funds
                            a.  Class B Finance Charge allocation (line 33b)                           $       965,185.12
                            b.  The amount of Principal Funding Investment Proceeds and
                                Reserve Account Investment Proceeds for such prior Due Period          $             0.00
                            c.  Any amount of Reserve Account withdrawn and
                                 included in Class B Available Funds (section 4.14d)                   $             0.00
                            d.  Class B Available Funds (sum a-d)                                      $       965,185.12

54.       CTO Available Funds:
                            a.  CTO Finance Charge allocation (line 33c)                               $       835,256.35
                            b.  On or After CTO Principal Commencement Date, the amount of
                                 Principal Funding Investment Proceeds and Reserve Account
                                Investment Proceeds for such prior Due Period                          $             0.00
                            c.  Any amount of Reserve Account withdrawn and
                                 included in CTO Available Funds (section 4.14d)                       $             0.00
                            d.  CTO Available Funds (sum a-d)                                          $       835,256.35

55        Class D Available Funds
                            a.  Class D Finance Charge allocation (line 33d)                           $       835,256.35

Reallocated Principal Collections

56.       Class D Subordinated Principal Collections (to the extent                                    $             0.00
          needed to fund Required Amounts)

57.       Collateral Subordinated Principal Collections (to the extent                                 $             0.00
          needed to fund Required Amounts)

58.       Class B Subordinated Principal Collections (to the extent                                    $             0.00
          needed to fund Required Amounts)

59.       Total Reallocated Principal Collections                                                      $             0.00

Investor Default Amounts

60.       Class A Investor Default Amount                                                              $     2,063,670.66
                                                                                                       %            7.37%

61.       Class B Investor Default Amount                                                              $       415,933.62
                                                                                                       %            7.37%

62.       CTO Investor Default Amount                                                                  $       359,942.56
                                                                                                       %            7.37%

63.       Class D Investor Default Amount                                                              $       359,942.56
                                                                                                       %            7.37%

64.       Aggregate Investor Default Amount                                                            $     3,199,489.40
                                                                                                       %            7.37%
Allocable Amounts for Series 2003-2

65.       The Allocable Amount for Series 2003-2 as of the end of the
          relevant Due Period (Inv Default Amt + Series 02-1 Adjust Amt)
               Class A                                                                                 $     2,063,670.66
               Class B                                                                                 $       415,933.62
               Class C                                                                                 $       359,942.56
               Class D                                                                                 $       359,942.56
          Aggregate Allocable Amount                                                                   $     3,199,489.40

Required Amounts for Series 2003-2

66.       Class A Required Amount (section 4.5a)
                            a.  Class A Monthly Interest for current Distribution
                                 Date                                                                  $       388,791.67
                            b.  Class A Monthly Interest previously due but not
                                 paid                                                                  $             0.00
                            c.  Class A Additional Interest for prior Due Period
                                 or previously due but not paid                                        $             0.00
                            d.  Class A Investor Allocable Amount                                      $     2,063,670.66
                            e.  Class A Servicing Fee                                                  $       537,500.00
                            f.   Class A Available Funds                                               $     4,788,803.09
                            g.  Class A Required Amount (sum of a-e minus f)                           $             0.00

67.       Class B Required Amount (section 4.5b)
                            a.  Class B Monthly Interest for current Distribution
                                 Date                                                                  $       183,011.11
                            b.  Class B Monthly Interest previously due but not
                                 paid                                                                  $             0.00
                            c.  Class B Additional Interest for prior Due Period
                                 or previously due but not paid                                        $             0.00
                            d.  Class B Servicing Fee                                                  $       108,333.33
                            e.  Class B Available Funds                                                $       965,185.12
                            f.   Class B Allocable Amount                                              $       415,933.62
                            g.  Class B Required Amount ((sum of a-d) minus e
                                 plus f)                                                               $       415,933.62

68.       CTO Required Amount (section 4.5c)
                            a.  CTO Monthly Interest for current
                                 Distribution date                                                     $       224,000.00
                            b.  CTO Monthly Interest previously
                                 due but not paid                                                      $             0.00
                            c.  CTO Additional Interest for prior
                                 Due Period or previously due but not paid                             $             0.00
                            d.  CTO Servicing Fee                                                      $        93,750.00
                            e.  Amounts available to pay a-d                                           $     3,644,441.22
                            f.   Excess of CTO Allocable Amount
                                 over funds available to make payments                                 $             0.00
                            g.  CTO Required Amount ((sum of
                                 a-d) minus e plus f)                                                  $             0.00

Investor Charge-Offs

69.       The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount, Collateralized Trust Obligation
          Amount and Class D Invested Amount
                            a.  Class A                                                                $             0.00
                            b.  Class B                                                                $             0.00
                            c.  Collateralized Trust Obligation Amount                                 $             0.00
                            d.  Class D                                                                $             0.00

70.       The aggregate amount of Class B Investor Charge-Offs and the reductions in the Collateralized Trust Obligation Amount and Class D
          Invested Amount
                            a.  Class B                                                                $             0.00
                            b.  Collateralized Trust Obligation Amount                                 $             0.00
                            c.  Class D                                                                $             0.00

71.       The aggregate amount of Collateral Charge-Offs and the reductions in Class D Invested Amount
                            a.  Collateralized Trust Obligation Amount                                 $             0.00
                            b.  Class D                                                                $             0.00

72.       The aggregate amount of Class D Charge-Offs and the reductions in Class D Invested Amount
                            a.  Class D                                                                $             0.00

Servicing Fee
          (2% of total Invested Amount)

73.       Class A Servicing Fee for the relevant Due Period                                            $       537,500.00

74.       Class B Servicing Fee for the relevant Due Period                                            $       108,333.33

75.       CTO Servicing Fee for the relevant Due Period                                                $        93,750.00

76.       Class D Servicing Fee for the relevant Due Period                                            $        93,750.00

Reserve Account

77.       Lowest historical 3 month average Portfolio Yield less 3 month
          average Base Rate (must be > 4%, or line 88 will adjust accordingly)                         %            4.85%

78.       Reserve Account Funding Date (based on line 78)                                                        09/15/05

79.       Required Reserve Account Amount (after the Reserve Account
          Funding Date, 0.5% times the Class A, Class B, CTO and Class D O/S Certificates)             $             0.00

80.       Covered Amount                                                                               $             0.00

81.       Available Reserve Account Amount
                            a.  Reserve Draw Amount (covered amount - p.f. proceeds)                   $             0.00
                            b.  Reserve Account Investment Proceeds                                    $             0.00
                            c.  Amount on deposit in the Reserve Account at the end of the
                                 relevant Due Period less Investment Proceeds                          $             0.00
                            d.  Required Reserve Account Amount (line 89)                              $             0.00
                            e.  Available Reserve Account Amount (after Reserve Draw)                  $             0.00
                                                                                                       ------------------
                                                                                                       ------------------
                            f.   Required Reserve Account Deposit on Distribution Date                 $             0.00
                                                                                                       ------------------
                                                                                                       ------------------

Principal Funding Account

82.       Principal Funding Account Balance at the beginning of the Due Period
          less investment proceeds.                                                                    $             0.00

83.       a.  Daily Deposits to the Principal Funding Account during the
               relevant Due Period (pursuant to sec 4.6f)                                              $             0.00
          b.  Principal Funding Account Investment Proceeds                                            $             0.00

84.       Withdrawals from the Principal Funding Account during the relevant
          Due Period                                                                                   $             0.00

85.       Principal Funding Account Balance as of the last day of the
          relevant Due Period less investment proceeds.                                                $             0.00

Spread Account

86.       Required Spread Account Percentage
          a.  Adjusted Portfolio Yield                                                                 %           10.17%
          b.  Three-Month Average Excess Spread Percentage                                             %            7.02%
          c.  Required Spread Account Percentage                                                       %            3.00%
87.       Spread Account Activity
          a.  Spread account balance as of the beginning of the due period                             $    15,011,085.48
          b.  Deposits/(withdrawals).  during the due period                                           $          (154.78)
          c.  Spread Account balance as of the end of the due period                                   $    15,010,930.70
          d.  Investment Proceeds                                                                      $        10,930.70
          e.  Spread Account balance as of the end of the due period,
                net of Investment Proceeds                                                             $    15,000,000.00
          f.  Withdrawals on the Distribution Date                                                     $             0.00
88.       Spread Account Required Amounts
          a.  Available Spread Account Amount                                                          $    15,000,000.00
          b.  Required Spread Account Amount                                                           $    15,000,000.00
          c.  Excess on Deposit over/Deficiency under.  the
               Required Spread Account Amount                                                          $             0.00
          d.  Deposits on the Distribution Date                                                        $             0.00
          e.  Distributions to the Transferor                                                          $             0.00
          f.  Spread Account Balance as of the end of the Distribution Date                            $    15,000,000.00
89.       Spread Account Funding
          Amount applied to fund Spread Account attributed to
              Excess Spread and Shared Excess Finance Charge Collections                               $             0.00


90.       LIBOR Determination date for the relevant Due Period                                                  13-Nov-03

91.       LIBOR rate for the relevant Due Period                                                       %         1.12000%

92. As of the date hereof, no Early Amortization Event has been deemed to have occurred during the relevant Due Period.


          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8th day of December, 2003.


                                  FIRST NORTH AMERICAN NATIONAL BANK,
                                  as Servicer


                                  By /s/Philip J. Dunn
                                  Name:  Philip J. Dunn
                                  Title:  Vice President